Dreyfus
U.S. Treasury
Intermediate Term Fund
ANNUAL REPORT December 31, 2000

(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             8  Statement of Financial Futures

                             9   Statement of Options Written

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12  Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                         Intermediate Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund achieved a total return of 12.88% . In addition, the fund provided approximate income distributions of $0.7769 per share.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of 10.19% over the same period.(2)

We attribute the fund's strong absolute returns to positive supply-and-demand factors as well as a "flight to quality" among investors that benefited relative safe havens such as U.S. Treasury securities. Our good performance relative to our benchmark is primarily the result of our security selection strategy, which emphasized inflation-indexed U.S. Treasury securities during the first part of the year and U.S. Government agency securities during the second half of the year. Our duration management strategy was longer than the average duration of most U.S. Treasury intermediate-term funds.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities issued or guaranteed by the United States Government and its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are generally considered among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market value of the fund' s securities and the value of fund shares are not insured or guaranteed by the U.S. Government. The fund maintains an average dollar-weighted maturity between three and 10 years.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times during the first half of 2000. Despite higher interest rates, which usually cause U.S. Treasury bond and note prices to fall, long-term U.S. Treasuries rallied because of positive supply-and-demand influences. At the beginning of the reporting period, the federal government announced that it would begin buying back high yielding, seasoned U.S. Treasuries, effectively reducing the number of securities available in the secondary market. The U.S. Government also announced that because of the federal budget surplus, it would issue fewer new U.S. Treasuries in 2000. At the same time, declines in the stock market caused demand for these securities to surge. The combination of decreased supply and an increase in demand drove prices of intermediate-term U.S. Treasury bonds higher, causing their yields to fall in proportion to the changes in their price. In this environment of rising interest rates, we generally emphasized inflation-indexed U.S. Treasury securities.

By summer, signs had emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end. Slower economic growth and expectations of short-term interest-rate cuts during the second half of the year benefited interest-rate-sensitive securities such as U.S. Treasury bonds and notes. These conditions also caused investor demand to rise while stock prices deteriorated. In general, U.S. Treasury bonds and notes ended the year as the best-performing sectors of the bond market. As inflation fears abated in this environment, we shifted our emphasis from inflation-indexed bonds to U.S. Government agency securities, which benefited from lower interest rates and the resolution of political concerns that had held back their performance earlier in the year.

What is the fund's current strategy?

We believe that U.S. Treasury securities and other high quality fixed-income securities may have reached levels at which they can be considered overvalued. Accordingly, we have reduced our average duration to the short end of its range in order to give us the flexibility we need to make timely changes to our security selection strategy. We are also carefully watching the new administration in Washington for signs of imminent tax cuts or Social Security privatization, both of which might adversely affect the U.S. Treasury securities market.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF CERTAIN FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Intermediate Term Fund and the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00





                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           12.88%              5.40%             7.09%



(+)  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS AT LEAST 65% OF ITS NET ASSETS IN U.S. TREASURY SECURITIES. THE FUND'S PORTFOLIO WILL, UNDER NORMAL MARKET CONDITIONS, HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN THREE AND TEN YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2000



                                                                                             Principal
BONDS AND NOTES--97.6%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--12.0%

Federal Home Loan Banks,
   Bonds, 5.37%, 1/16/2003                                                                    5,000,000                4,981,360

Tennessee Valley Authority,
  Valley Indexed Principal Securities,
   3.375%, 1/15/2007                                                                         10,500,000  (a)          10,965,954
                                                                                                                      15,947,314

U.S. TREASURY BONDS--46.7%

6.125%, 1/15/2027                                                                             5,000,000                5,383,150

6.125%, 8/15/2029                                                                             7,250,000                7,897,933

10.75%, 2/15/2003                                                                             5,000,000                5,548,050

11.25%, 2/15/2015                                                                            17,500,000               27,353,200

12.375%, 5/15/2004                                                                            5,000,000                6,094,500

13.75%, 8/15/2004                                                                             7,500,000                9,597,075
                                                                                                                      61,873,908

U.S. TREASURY INFLATION PROTECTION SECURITIES--4.1%

3.625%, 7/15/2002                                                                             5,000,000  (a)           5,439,140

U.S. TREASURY NOTES--34.8%

6%, 8/15/2004                                                                                10,000,000               10,288,400

6.875%, 5/15/2006                                                                            10,000,000               10,822,600

7%, 7/15/2006                                                                                22,885,000               24,921,994

                                                                                                                      46,032,994
TOTAL BONDS AND NOTES                                                                                                129,293,356
   (cost $129,787,955)
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--.4%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.77%, 2/22/2001
   (cost $594,999)                                                                              600,000  (b)             595,194
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $130,382,954)                                                             98.0%              129,888,550

CASH AND RECEIVABLES (NET)                                                                         2.0%                2,614,152

NET ASSETS                                                                                       100.0%              132,502,702

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(B)  HELD BY THE BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund


STATEMENT OF FINANCIAL FUTURES

December 31, 2000



                                                                                           Unrealized
                                                       Market Value                      Appreciation
                                                         Covered by                     (Depreciation)
                                            Contracts  Contracts($)   Expiration     at 12/31/2000($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES (LONG)

U.S. Treasury 10 Year Notes                        20  2,097,187     March 2001                    313

U.S. Treasury 30 Year Bonds                        44  4,603,500     March 2001                  4,375

FINANCIAL FUTURES (SHORT)

U.S. Government Agency
     10 Year Notes                                178  17,783,313    March 2001              (128,516)
                                                                                             (123,828)

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPTIONS WRITTEN

December 31, 2000

Call Options

                                              Face Amount
                                               Covered by
ISSUER                                      Contracts($)   Value($)
--------------------------------------------------------------------------------

U.S. Treasury Bonds, 6.125%, 8/15/2029
   February 2001 @ $109.00                      8,585,000    145,172

   February 2001 @ $110.1875                    7,500,000     88,875
   (premiums received $260,239)                              234,047

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS($):

Investments in securities--See Statement of
Investments                                           130,382,954   129,888,550

Cash                                                                     35,153

Interest receivable                                                   3,067,374

Receivable for shares of Beneficial Interest subscribed                      25

                                                                    132,991,102
--------------------------------------------------------------------------------

LIABILITIES($):

Due to The Dreyfus Corporation and affiliates                            73,683

Outstanding options written, at value
   (premiums received $260,239)--See Statement of Options Written       234,047

Payable for shares of Beneficial Interest redeemed                       82,268

Payable for futures variation margin--Note 4(a)                          35,396

Accrued expenses                                                         63,006

                                                                        488,400
--------------------------------------------------------------------------------

NET ASSETS($)                                                       132,502,702
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS($):

Paid-in capital                                                     158,427,003

Accumulated undistributed investment income--net                         41,225

Accumulated net realized gain (loss) on investments,
   options and financial futures transactions                       (25,373,486)

Accumulated net unrealized (depreciation) on investments
   and option transactions [including ($123,828) net unrealized (depreciation)
   on financial futures]--Note 4(b)                                    (592,040)
--------------------------------------------------------------------------------

NET ASSETS($)                                                       132,502,702
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)

                                                                     10,742,824

NET ASSET VALUE, offering and redemption price per share($)               12.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000



------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME($):

INTEREST INCOME                                                                                                        10,818,127

EXPENSES:

Management fee--Note 3(a)                                                                                                 877,328

Shareholder servicing costs--Note 3(b)                                                                                    293,557

Professional fees                                                                                                          44,494

Trustees' fees and expenses--Note 3(c)                                                                                     35,628

Custodian fees--Note 3(b)                                                                                                  19,194

Registration fees                                                                                                          16,570

Prospectus and shareholders' reports                                                                                       14,243

Loan commitment fees--Note 2                                                                                                1,043

Miscellaneous                                                                                                               3,252

TOTAL EXPENSES                                                                                                          1,305,309

Less--reduction in management fee due to undertaking--Note 3(a)                                                          (134,495)

NET EXPENSES                                                                                                            1,170,814

INVESTMENT INCOME--NET                                                                                                  9,647,313
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments and options written                                                             1,286,435

Net realized gain (loss) on financial futures                                                                           1,278,901

NET REALIZED GAIN (LOSS)                                                                                                2,565,336

Net unrealized appreciation (depreciation) on investments and options written
   [including ($97,172) net unrealized (depreciation) on financial futures]                                             5,189,494

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                  7,754,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   17,402,143

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                 -------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS($):

Investment income--net                          9,647,313            10,803,096

Net realized gain (loss) on investments         2,565,336           (10,211,222)

Net unrealized appreciation (depreciation)
   on investments                               5,189,494            (6,830,807)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,402,143            (6,238,933)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM($):

INVESTMENT INCOME--NET                         (9,606,088)          (10,803,096)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS($):

Net proceeds from shares sold                  27,066,044            57,909,646

Dividends reinvested                            6,778,442             7,526,372

Cost of shares redeemed                       (70,144,369)          (68,907,889)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (36,299,883)           (3,471,871)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (28,503,828)          (20,513,900)
--------------------------------------------------------------------------------

NET ASSETS($):

Beginning of Period                           161,006,530           181,520,430

END OF PERIOD                                 132,502,702           161,006,530

Undistributed investment income-net                41,225                    --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,293,109             4,719,115

Shares issued for dividends reinvested            571,577               619,155

Shares redeemed                                (5,926,708)           (5,657,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,062,022)             (319,161)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                                                                    Year Ended December 31,
                                                                 ----------------------------------------------------------------

                                                                 2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA($):


Net asset value, beginning of period                            11.66         12.85         12.70          12.69         13.13

Investment Operations:

Investment income--net                                            .78           .75           .79            .91           .82

Net realized and unrealized
   gain (loss) on investments                                     .67         (1.19)          .15            .01          (.44)

Total from Investment Operations                                 1.45          (.44)          .94            .92           .38

Distributions:

Dividends from investment income--net                            (.78)         (.75)         (.79)          (.91)         (.82)

Net asset value, end of period                                  12.33         11.66         12.85          12.70         12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(%)                                                 12.88         (3.48)         7.61           7.63          3.08
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA(%):

Ratio of expenses to average net assets                           .80           .80           .80            .80           .80

Ratio of net investment income
   to average net assets                                         6.58          6.16          6.19           7.30          6.41

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .09           .15           .17            .17           .13

Portfolio Turnover Rate                                        660.78        462.29        957.80         643.20        728.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         132,503       161,007       181,520        188,347       192,296



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $25,498,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $11,758,000 of the carryover expires in fiscal 2002, $2,997,000 expires in fiscal 2004, $1,425,000 expires in fiscal 2005, $7,927,000 expires in fiscal 2007 and $1,391,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2000 through December 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $134,495 during the period ended December 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged $175,356 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $84,916 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $19,194 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such com-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options, during the period ended December 31, 2000, amounted to $893,379,007 and $929,280,344, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended December 31, 2000:



                                   Face Amount                                       Options Terminated
                                                                             --------------------------------------

                                   Covered by                  Premiums                            Net Realized
Options Written:                  Contracts($)              Received($)      Cost($)              Gain (Loss)($)
----------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 1999                          --                   --

Contracts written                      51,085,000               494,223

Contracts terminated:

    Closed                             25,000,000               178,515         264,062                 (85,547)

    Expired                            10,000,000                55,469            --                    55,469

    Total contracts
       terminated                      35,000,000               233,984         264,062                 (30,078)

CONTRACTS OUTSTANDING
    DECEMBER 31, 2000                  16,085,000               260,239



The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.


As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2000 are set forth in the Statement of Financial Futures.

(b) At December 31, 2000, accumulated net unrealized depreciation on investments, financial futures and options written was $592,040, consisting of $1,359,007 gross unrealized appreciation and $1,951,047 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus U.S. Treasury Intermediate Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Intermediate Term Fund, including the statements of investments, options written and financial futures, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Intermediate Term Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  [ERNST & YOUNG SIGNATURE LOGO]


New York, New York
February 6, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 91.12% of the ordinary income dividends paid during its fiscal year ended December 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                                        The Fund

                        For More Information

                         Dreyfus U.S. Treasury Intermediate Term Fund
                         200 Park Avenue
                         New York, NY 10166

                        Manager

                         The Dreyfus Corporation
                         200 Park Avenue
                         New York, NY 10166

                        Custodian

                         Mellon Bank, N.A.
                         One Mellon Bank Center
                         Pittsburgh, PA 15258

                       Transfer Agent & Dividend Disbursing Agent

                         Dreyfus Transfer, Inc.
                         P.O. Box 9671
                         Providence, RI 02940

                        Distributor

                         Dreyfus Service Corporation
                         200 Park Avenue
                         New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 2001 Dreyfus Service Corporation                                  072AR0012